UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12
PATHEON N.V.
(Name of Registrant as Specified In Its Charter)

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As previously announced, Patheon N.V., a public limited liability company organized under the laws of The Netherlands (“Patheon”), has entered into a Purchase Agreement, dated as of May 15, 2017 (the “Purchase Agreement”), with Thermo Fisher Scientific Inc., a Delaware corporation (“Thermo Fisher”), and Thermo Fisher (CN) Luxembourg S.à r.l., a private limited liability company organized under the laws of the Grand Duchy of Luxembourg and a wholly owned subsidiary of Thermo Fisher (“Purchaser”), pursuant to which, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer to purchase all of the outstanding ordinary shares of Patheon for $35.00 per share in cash, less applicable withholding taxes and without interest (the “Offer”).

Pursuant to the Purchase Agreement, Purchaser has, on May 31, 2017, commenced the Offer and filed an Offer to Purchase, the related Letter of Transmittal and other relevant documents with respect to the Offer (the “Offer Documents”) with the Securities and Exchange Commission (the “SEC”).  Patheon has concurrently filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) that Patheon is furnishing to its shareholders in connection with the Offer.

Patheon shareholders should refer to the Offer Documents and the Schedule 14D-9 for more information with respect to the Offer.  A proxy statement with respect to the extraordinary general meeting of Patheon shareholders to be convened pursuant to the Purchase Agreement will be filed at a later date.  Investors and shareholders of Patheon are urged to read the proxy statement and other materials carefully when they become available because they will contain important information that such persons should consider before making any voting decision.

Forward-Looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent and pending acquisitions, including the proposed transaction, may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the transaction, Patheon’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key employees; the outcome of any legal proceedings related to the proposed transaction; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website, ir.thermofisher.com, under the heading “SEC Filings,” and in any subsequent Quarterly Reports on Form 10-Q and other documents Thermo Fisher files with the SEC, and in Patheon’s Annual Report on Form 10-K for the year ended October 31, 2016 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended January 31, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Patheon’s website, ir.patheon.com, under the heading “SEC Filings,” and in other documents Patheon files with the SEC. While Thermo Fisher or Patheon may elect to update forward-looking statements at some point in the future, Thermo Fisher and Patheon specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or Patheon’s views as of any date subsequent to today.

Additional Information and Where to Find It; Participants in the Solicitation

Patheon will file a proxy statement with the SEC, together with any other appropriate materials, in connection with the extraordinary general meeting (the “EGM”) at which the Patheon shareholders will vote on certain proposed resolutions in connection with the Offer. INVESTORS AND SHAREHOLDERS OF PATHEON ARE URGED TO READ THE PROXY STATEMENT AND OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER  BEFORE MAKING ANY VOTING DECISION. Patheon, its directors and executive officers and other members of its management and employees, as well as Thermo Fisher and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Patheon’s shareholders in connection with the EGM. Information about Patheon’s directors and executive officers and their ownership of Patheon ordinary shares is set forth in the proxy statement for Patheon’s 2017 annual general meeting of shareholders, which was filed with the SEC on January 26, 2017. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2017 annual meeting of stockholders, which was filed with the SEC on April 4, 2017. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM, including the interests of Patheon’s directors and executive officers in the transaction, which may be different than those of Patheon’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.